AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                         SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.

-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------

Franklin Capital Growth Fund    Delaware Business
                                Trust

Franklin Custodian Funds, Inc.  Maryland Corporation Franklin Dynatech Fund
                                                     Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin Utilities Fund

Franklin Floating Rate Master   Delaware Business    Franklin Floating Rate Master Series
Trust                           Trust
Franklin Gold and Precious      Delaware Business
Metals Fund                     Trust

Franklin High Income Trust      Delaware Business    AGE High Income Fund
                                Trust
Franklin Investors Securities   Massachusetts        Franklin Convertible Securities Fund
Trust                           Business Trust       Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Global Government Income Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Business    Franklin Rising Dividends Fund
                                Trust

-----------------------------------------------------------------------------------------------









-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------
Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin Real Estate            Delaware Business    Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Business
Portfolio                       Trust

Franklin Strategic Series       Delaware Business    Franklin Aggressive Growth Fund
                                Trust                Franklin Biotechnology Discovery Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Global Communications Fund
                                                     Franklin Global Health Care Fund
                                                     Franklin Large Cap Growth Fund
                                                     Franklin Natural Resources Fund
                                                     Franklin Small-Mid Cap Growth Fund I
                                                     Franklin Small Cap Growth Fund II
                                                     Franklin Strategic Income Fund
                                                     Franklin Technology Fund
                                                     Franklin U.S. Long-Short Fund

Franklin Templeton Fund                              Franklin Templeton Conservative Target
Allocator Series                                     Fund
                                                     Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Growth Target Fund


-----------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------
Franklin Templeton Variable     Massachusetts        Franklin Aggressive Growth Securities
Insurance Products Trust        Business Trust       Fund
                                                     Franklin Global Communications
                                                     Securities Fund
                                                     Franklin Growth and Income Securities
                                                     Fund
                                                     Franklin High Income Fund
                                                     Franklin Income Securities Fund
                                                     Franklin Large Cap Growth Securities Fund
                                                     Franklin Money Market Fund
                                                     Franklin Real Estate Fund
                                                     Franklin Rising Dividends Securities Fund
                                                     Franklin Small Cap Fund
                                                     Franklin Small Cap Value Securities Fund
                                                     Franklin Strategic Income Securities Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2005
                                                     Franklin Zero Coupon Fund - 2010
                                                     Mutual Discovery Securities Fund
                                                     Mutual Shares Securities Fund
                                                     Templeton Global Income Securities Fund

-----------------------------------------------------------------------------------------------
Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet Investment Fund
                                Business Trust       Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin Small Cap Value Fund

Institutional Fiduciary Trust   Massachusetts        Franklin Structured Large Cap Core
                                Business Trust       Equity Fund
                                                     Franklin Structured Large Cap Growth
                                                     Equity Fund
-----------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------------

CLOSED END FUNDS:

Franklin Floating Rate Trust    Delaware Business
                                Trust

Franklin Multi-Income Trust     Massachusetts
                                Business Trust

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust


Franklin Universal Trust        Massachusetts
                                Business Trust
-----------------------------------------------------------------------------------------------
